Exhibit 99.1

UNITY BANCORP INC

For Immediate Release
Unity Bancorp, Inc. (NASDAQ: UNTY)
October 14, 2022

News Media & Financial Analyst Contact:
George Boyan, EVP & CFO
(908) 713-4565

Unity Bancorp Reports Quarterly Earnings of $9.9 Million

Net Income
(In Millions)
$10.0
$9.5
$9.0
$8.5
$8.0
$7.5
$7.0
9.5
9.7
9.1
9.5
9.9
3Q2021
4Q2021
1Q2022
2Q2022
3Q2022

EPS
$0.93
ROA
1.85%
ROE
17.39%
NIM
4.61%

James A. Hughes, President and CEO, commented on the financial results:

"We are extremely pleased to announce another record-breaking quarter for Unity Bancorp, where we generated $9.9 million of net income, or $0.93 per diluted share. Steady growth in our loan and deposit franchises continue to drive robust core banking earnings, resulting in an impressive 1.85% ROA and 17.39% ROE.

We attribute this success to our valued customer base and our employees' ability to deliver top-notch financial services to the communities that we serve. While the prospective macro-economic trends are deteriorating given the significant increase in interest rates, we are actively moving to a defensive position to manage our credit exposure."

Clinton, NJ, October 14, 2022 - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $9.9 million, or $0.93 per diluted share, for the quarter ended September 30, 2022, compared to net income of $9.5 million, or $0.90 per diluted share for the prior year’s third quarter. This represents a 5.1% increase in net income and a 3.3% increase in net income per diluted share.  For the nine months ended September 30, 2022, Unity reported net income of $28.5 million, or $2.67 per diluted share, compared to $26.4 million or $2.50 per diluted share for the prior year’s period. This represents a 8.1% increase in net income and a 6.8% increase in net income per diluted share.

Third Quarter Earnings Highlights

●	Net interest income, our primary driver of earnings, increased $4.0 million to $23.7 million for the quarter ended September 30, 2022, compared to $19.7 million for the prior year’s quarter. The increase was primarily due to higher interest income on loans, resulting from loan growth.
●	Net interest margin (“NIM”) increased 34 basis points to 4.61% for the quarter ended September 30, 2022, compared to the prior year’s quarter, and increased 22 basis points from 4.39% in the prior sequential quarter.
●	The provision for loan losses was $1.5 million for the quarter ended September 30, 2022, compared to $1.2 million in provision for loan losses for the prior sequential quarter. The increase was primarily driven by the sizable increase in total loans quarter over quarter.
●	Non-interest income was $1.1 million for the quarter ended September 30, 2022. This represented a decrease of $1.6 million compared to the prior sequential quarter. The prior sequential quarter was higher primarily due to a non-recurring gain of $1.2 million recognized from the termination of a swap derivative instrument.
●	Non-interest expense was $10.1 million for the quarter ended September 30, 2022, a decrease of $0.6 million compared to the prior sequential quarter and an increase of $0.2 million compared to the prior year’s quarter.
●	The effective tax rate was 25.1% compared to 25.4% in the prior year’s quarter.

Balance Sheet Highlights

●	Total gross loans increased $293.0 million, or 17.8%, from year-end 2021 primarily due to increases in commercial loans, residential mortgage loans and residential construction loans. SBA PPP loans decreased $39.7 million due to loans being forgiven and paid off.
●	Total deposits increased $37.7 million from year-end 2021 to $1.8 billion at September 30, 2022. The Company’s deposit composition at September 30, 2022 consisted of 38.0% in savings deposits, 27.7% in noninterest-bearing demand deposits, 19.4% in time deposits and 14.9% in interest-bearing demand deposits.
●	Borrowed funds increased $125.0 million the prior quarter to $280.0 million at September 30, 2022, due to the funding requirements associated with increased customer demands for loans.
●	Shareholders’ equity was $230.2 million at September 30, 2022 compared to $205.7 million at year-end 2021.
●	Book value per common share was $21.86 as of September 30, 2022, compared to $19.80 as of December 31, 2021.
●	At September 30, 2022, the Community Bank Leverage Ratio was 10.85%, compared to 10.51% at December 31, 2021.
●	Nonperforming assets were $8.0 million at September 30, 2022, compared to $9.7 million at December 31, 2021. The allowance to total loans ratio was 1.23% at September 30, 2022, compared to 1.35% at December 31, 2021. The decrease in the allowance to total loans ratio was primarily driven by the resolution of certain nonperforming loans and partially offset by an increase in the general allowance for loan losses.

Other Highlights

❖	For the first time, Unity Bancorp was selected for the national Top 25 Banks ranking as published by Bank Director magazine. Unity was ranked number 21 on the listing of the largest 300 publicly traded banks and number 9 nationally for banks in the $1 billion to $5 billion category.

❖	Ryan Peene has joined Unity Bank as Chief Depository Officer, bringing years of financial services industry experience to Unity Bank. Previously, Peene served as a Senior Vice President with Spencer Savings Bank and Senior Vice President with SB One Bank. Peene earned a master’s from the University of Notre Dame and a bachelor’s from Rutgers University.

❖	Unity Bank has applied to the FDIC and DOBI to expand our strategic geographic footprint by converting the existing Loan Production Office in Lakewood, NJ to a full-service branch. In addition, to better service the Bergen County region, Unity Bank closed the Ramsey, NJ branch and applied to the FDIC and DOBI to open a branch in Fort Lee, NJ. Both applications are subject to the review and approval of the regulatory authorities.

Unity Bancorp, Inc. is a financial services organization headquartered in Clinton, New Jersey, with approximately $2.3 billion in assets and $1.8 billion in deposits.  Unity Bank, the Company’s wholly owned subsidiary, provides financial services to retail, corporate and small business customers through its 18 retail service centers located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania.  For additional information about Unity, visit our website at www.unitybank.com , or call 800- 618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance.  These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions.  These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals.  These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as amended or supplemented by our subsequent filings with the SEC, as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, results of regulatory exams, and the impact of COVID-19 on the Bank, its employees and customers, among other factors.

UNITY BANCORP, INC.

SUMMARY FINANCIAL HIGHLIGHTS

September 30, 2022

				September 30, 2022 vs.
				June 30, 2022	September 30, 2021
(In thousands, except percentages and per share amounts)	September 30, 2022	June 30, 2022	September 30, 2021%		%
BALANCE SHEET DATA
Total assets	$2,339,537	$2,117,156	$1,991,115	10.5%	17.5%
Total deposits	1,796,597	1,697,967	1,706,185	5.8	5.3
Total loans	1,942,414	1,801,593	1,664,891	7.8	16.7
Total securities	136,871	139,835	49,807	(2.1)	174.8
Total shareholders' equity	230,234	220,789	196,267	4.3	17.3
Allowance for loan losses	23,861	22,858	22,537	4.4	5.9

FINANCIAL DATA - QUARTER TO DATE
Income before provision for income taxes	$13,267	$12,608	$12,672	5.2	4.7
Provision for income taxes	3,325	3,157	3,213	5.3	3.5
Net income	$9,942	$9,451	$9,459	5.2	5.1

Net income per common share - Basic	$0.94	$0.90	$0.91	4.4	3.3
Net income per common share - Diluted	0.93	0.88	0.90	5.7	3.3

PERFORMANCE RATIOS - QUARTER TO DATE
Return on average assets	1.85%	1.83%	1.96%
Return on average equity	17.39	17.32	19.57
Efficiency ratio	39.59	42.84	44.15
Net interest margin	4.61	4.39	4.27
Noninterest expense to average assets	1.87	2.08	2.05

FINANCIAL DATA - YEAR TO DATE
Income before provision for income taxes	$37,786		$34,997		8.0
Provision for income taxes	9,285		8,624		7.7
Net income	$28,501		$26,373		8.1

Net income per common share - Basic	$2.72		$2.53		7.5
Net income per common share - Diluted	2.67		2.50		6.8

PERFORMANCE RATIOS - YEAR TO DATE
Return on average assets	1.83%		1.86%
Return on average equity	17.45		19.13
Efficiency ratio	42.64		46.28
Net interest margin	4.37		4.13
Noninterest expense to average assets	2.00		2.13

SHARE INFORMATION
Market price per share	$25.11	$26.48	$23.40	(5.2)	7.3
Dividends paid	0.11	0.11	0.09	-	22.2
Book value per common share	21.86	21.01	18.94	4.0	15.4
Average diluted shares outstanding (QTD)	10,714	10,706	10,507	0.1	2.0

CAPITAL RATIOS
Total equity to total assets	9.84%	10.43%	9.86%
Community bank leverage ratio	10.85	11.20	10.70

CREDIT QUALITY AND RATIOS
Nonperforming assets	$8,033	$7,680	$8,801	4.6	(8.7)
QTD net chargeoffs/(recoveries) to QTD average loans	0.11%	0.11%	0.06%
Allowance for loan losses to total loans	1.23	1.27	1.35
Nonperforming loans to total loans	0.41	0.43	0.53
Nonperforming assets to total assets	0.34	0.36	0.44

UNITY BANCORP, INC.

CONSOLIDATED BALANCE SHEETS

September 30, 2022

				September 30, 2022 vs.
				Dec. 31, 2021	September 30, 2021
(In thousands, except percentages)	September 30, 2022	Dec. 31, 2021	September 30, 2021%		%
ASSETS
Cash and due from banks	$24,959	$26,053	$21,823	(4.2)%	14.4%
Interest-bearing deposits	138,421	218,765	194,549	(36.7)	(28.9)
Cash and cash equivalents	163,380	244,818	216,372	(33.3)	(24.5)
Securities:
Debt securities available for sale	92,500	56,480	39,763	63.8	132.6
Securities held to maturity	35,897	14,276	5,151	151.4	596.9
Equity securities with readily determinable fair values	8,474	8,566	4,893	(1.1)	73.2
Total securities	136,871	79,322	49,807	72.6	174.8
Loans:
SBA loans held for sale	36,338	27,373	20,130	32.8	80.5
SBA loans held for investment	30,747	36,075	37,986	(14.8)	(19.1)
SBA PPP loans	6,706	46,450	81,907	(85.6)	(91.8)
Commercial loans	1,106,059	931,726	924,037	18.7	19.7
Residential mortgage loans	533,737	409,355	420,835	30.4	26.8
Consumer loans	79,662	77,944	71,071	2.2	12.1
Residential construction loans	149,165	120,525	108,925	23.8	36.9
Total loans	1,942,414	1,649,448	1,664,891	17.8	16.7
Allowance for loan losses	(23,861)	(22,302)	(22,537)	7.0	5.9
Net loans	1,918,553	1,627,146	1,642,354	17.9	16.8
Premises and equipment, net	19,094	19,914	20,106	(4.1)	(5.0)
Bank owned life insurance ("BOLI")	26,634	26,608	26,587	0.1	0.2
Deferred tax assets	12,910	10,040	10,987	28.6	17.5
Federal Home Loan Bank ("FHLB") stock	14,398	3,550	4,403	305.6	227.0
Accrued interest receivable	11,385	9,586	9,684	18.8	17.6
Goodwill	1,516	1,516	1,516	-	-
Prepaid expenses and other assets	34,796	11,213	9,299	210.3	274.2
Total assets	$2,339,537	$2,033,713	$1,991,115	15.0%	17.5%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$497,752	$529,227	$520,572	(5.9)%	(4.4)%
Interest-bearing demand	267,558	244,073	244,015	9.6	9.6
Savings	682,756	694,161	622,087	(1.6)	9.8
Time, under $100,000	233,447	194,961	217,302	19.7	7.4
Time, $100,000 to $250,000	70,649	62,668	65,570	12.7	7.7
Time, $250,000 and over	44,435	33,791	36,639	31.5	21.3
Total deposits	1,796,597	1,758,881	1,706,185	2.1	5.3
Borrowed funds	280,000	40,000	60,000	600.0	366.7
Subordinated debentures	10,310	10,310	10,310	-	-
Accrued interest payable	294	129	158	127.9	86.1
Accrued expenses and other liabilities	22,102	18,664	18,195	18.4	21.5
Total liabilities	2,109,303	1,827,984	1,794,848	15.4	17.5
Shareholders' equity:
Common stock	96,493	94,003	93,409	2.6	3.3
Retained earnings	148,174	123,037	114,337	20.4	29.6
Treasury stock, at cost	(11,633)	(11,633)	(11,547)	-	(0.7)
Accumulated other comprehensive (loss) income	(2,800)	322	68	NM*	NM*
Total shareholders' equity	230,234	205,729	196,267	11.9	17.3
Total liabilities and shareholders' equity	$2,339,537	$2,033,713	$1,991,115	15.0%	17.5%
COMMON SHARES AT PERIOD END:
Shares issued	11,236	11,094	11,063
Shares outstanding	10,533	10,391	10,363
Treasury shares	703	703	700

*NM=Not meaningful

UNITY BANCORP, INC.

QTD CONSOLIDATED STATEMENTS OF INCOME

September 30, 2022

				September 30, 2022 vs.
	For the three months ended			June 30, 2022		September 30, 2021
(In thousands, except percentages and per share amounts)	September 30, 2022	June 30, 2022	September 30, 2021	$	%	$	%
INTEREST INCOME
Interest-bearing deposits	$168	$152	$48	$16	10.5%	$120	250.0%
FHLB stock	93	50	41	43	86.0	52	126.8
Securities:
Taxable	1,397	1,115	292	282	25.3	1,105	378.4
Tax-exempt	18	10	8	8	80.0	10	125.0
Total securities	1,415	1,125	300	290	25.8	1,115	371.7
Loans:
SBA loans	1,083	926	864	157	17.0	219	25.3
SBA PPP loans	277	492	1,751	(215)	(43.7)	(1,474)	(84.2)
Commercial loans	14,017	12,414	11,280	1,603	12.9	2,737	24.3
Residential mortgage loans	5,912	4,982	4,606	930	18.7	1,306	28.4
Consumer loans	1,075	919	736	156	17.0	339	46.1
Residential construction loans	2,184	2,011	1,628	173	8.6	556	34.2
Total loans	24,548	21,744	20,865	2,804	12.9	3,683	17.7
Total interest income	26,224	23,071	21,254	3,153	13.7	4,970	23.4
INTEREST EXPENSE
Interest-bearing demand deposits	320	198	247	122	61.6	73	29.6
Savings deposits	878	412	390	466	113.1	488	125.1
Time deposits	600	419	659	181	43.2	(59)	(9.0)
Borrowed funds and subordinated debentures	688	285	235	403	141.4	453	192.8
Total interest expense	2,486	1,314	1,531	1,172	89.2	955	62.4
Net interest income	23,738	21,757	19,723	1,981	9.1	4,015	20.4
Provision for loan losses	1,517	1,188	-	329	27.7	1,517	NM*
Net interest income after provision for loan losses	22,221	20,569	19,723	1,652	8.0	2,498	12.7
NONINTEREST INCOME
Branch fee income	336	281	294	55	19.6	42	14.3
Service and loan fee income	543	688	804	(145)	(21.1)	(261)	(32.5)
Gain on sale of SBA loans held for sale, net	-	-	-	-	-	-	-
Gain on sale of mortgage loans, net	280	431	968	(151)	(35.0)	(688)	(71.1)
BOLI income	170	161	138	9	5.6	32	23.2
Net security (losses) gains	(576)	(498)	202	(78)	(15.7)	(778)	(385.1)
Other income	357	1,686	403	(1,329)	(78.8)	(46)	(11.4)
Total noninterest income	1,110	2,749	2,809	(1,639)	(59.6)	(1,699)	(60.5)
NONINTEREST EXPENSE
Compensation and benefits	6,471	6,811	5,720	(340)	(5.0)	751	13.1
Processing and communications	708	706	747	2	0.3	(39)	(5.2)
Occupancy	702	727	654	(25)	(3.4)	48	7.3
Furniture and equipment	617	618	627	(1)	(0.2)	(10)	(1.6)
Professional services	221	392	315	(171)	(43.6)	(94)	(29.8)
Advertising	307	340	261	(33)	(9.7)	46	17.6
Other loan expenses (income)	109	(5)	452	114	2,280.0	(343)	(75.9)
Deposit insurance	233	250	198	(17)	(6.8)	35	17.7
Director fees	240	225	189	15	6.7	51	27.0
Loan collection expenses	45	36	62	9	25.0	(17)	(27.4)
Other expenses	411	610	635	(199)	(32.6)	(224)	(35.3)
Total noninterest expense	10,064	10,710	9,860	(646)	(6.0)	204	2.1
Income before provision for income taxes	13,267	12,608	12,672	659	5.2	595	4.7
Provision for income taxes	3,325	3,157	3,213	168	5.3	112	3.5
Net income	$9,942	$9,451	$9,459	$491	5.2%	$483	5.1%

Effective tax rate	25.1%	25.0%	25.4%
Net income per common share - Basic	$0.94	$0.90	$0.91
Net income per common share - Diluted	0.93	0.88	0.90

Weighted average common shares outstanding - Basic	10,522	10,504	10,372
Weighted average common shares outstanding - Diluted	10,714	10,706	10,507
*NM=Not meaningful

UNITY BANCORP, INC.

YTD CONSOLIDATED STATEMENTS OF INCOME

September 30, 2022

	For the nine months ended September 30,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2022	2021	$	%
INTEREST INCOME
Interest-bearing deposits	$416	$105	$311	296.2%
FHLB stock	176	157	19	12.1
Securities:
Taxable	3,164	837	2,327	278.0
Tax-exempt	34	26	8	30.8
Total securities	3,198	863	2,335	270.6
Loans:
SBA loans	2,933	2,423	510	21.0
SBA PPP loans	1,546	5,228	(3,682)	(70.4)
Commercial loans	37,928	32,490	5,438	16.7
Residential mortgage loans	15,284	14,640	644	4.4
Consumer loans	2,914	2,274	640	28.1
Residential construction loans	6,018	4,330	1,688	39.0
Total loans	66,623	61,385	5,238	8.5
Total interest income	70,413	62,510	7,903	12.6
INTEREST EXPENSE
Interest-bearing demand deposits	682	863	(181)	(21.0)
Savings deposits	1,635	1,241	394	31.7
Time deposits	1,499	3,293	(1,794)	(54.5)
Borrowed funds and subordinated debentures	1,199	922	277	30.0
Total interest expense	5,015	6,319	(1,304)	(20.6)
Net interest income	65,398	56,191	9,207	16.4
Provision for loan losses	2,526	500	2,026	405.2
Net interest income after provision for loan losses	62,872	55,691	7,181	12.9
NONINTEREST INCOME
Branch fee income	892	858	34	4.0
Service and loan fee income	1,815	1,937	(122)	(6.3)
Gain on sale of SBA loans held for sale, net	852	741	111	15.0
Gain on sale of mortgage loans, net	1,231	3,785	(2,554)	(67.5)
BOLI income	494	399	95	23.8
Net security (losses) gains	(1,631)	535	(2,166)	(404.9)
Other income	2,446	1,175	1,271	108.2
Total noninterest income	6,099	9,430	(3,331)	(35.3)
NONINTEREST EXPENSE
Compensation and benefits	19,790	18,116	1,674	9.2
Processing and communications	2,166	2,303	(137)	(5.9)
Occupancy	2,205	1,991	214	10.7
Furniture and equipment	1,811	1,935	(124)	(6.4)
Professional services	1,060	1,035	25	2.4
Advertising	873	932	(59)	(6.3)
Other loan expenses	238	759	(521)	(68.6)
Deposit insurance	752	637	115	18.1
Director fees	698	600	98	16.3
Loan collection	138	67	71	106.0
Other expenses	1,454	1,748	(294)	(16.8)
Total noninterest expense	31,185	30,123	1,062	3.5
Income before provision for income taxes	37,786	34,998	2,788	8.0
Provision for income taxes	9,285	8,625	660	7.7
Net income	$28,501	$26,373	$2,128	8.1%

Effective tax rate	24.6%	24.6%

Net income per common share - Basic	$2.72	$2.53
Net income per common share - Diluted	2.67	2.50

Weighted average common shares outstanding - Basic	10,491	10,412
Weighted average common shares outstanding - Diluted	10,694	10,546
*NM=Not meaningful

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

September 30, 2022

	For the three months ended
(Dollar amounts in thousands, interest amounts and	September 30, 2022			September 30, 2021
interest rates/yields on a fully tax-equivalent basis)	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Interest-bearing deposits	$34,605	$168	1.92%	$133,660	$48	0.14%
FHLB stock	6,200	93	5.96	3,706	41	4.36
Securities:
Taxable	137,590	1,397	4.03	41,738	292	2.78
Tax-exempt	1,841	20	4.27	1,176	10	3.26
Total securities (A)	139,431	1,417	4.03	42,914	302	2.79
Loans:
SBA loans	65,941	1,083	6.52	54,686	864	6.27
SBA PPP loans	9,576	277	11.47	110,239	1,751	6.30
Commercial loans	1,069,917	14,017	5.20	898,589	11,280	4.98
Residential mortgage loans	504,787	5,912	4.65	417,166	4,606	4.38
Consumer loans	76,957	1,075	5.54	66,782	736	4.37
Residential construction loans	137,681	2,184	6.29	105,908	1,628	6.10
Total loans (B)	1,864,859	24,548	5.22	1,653,370	20,865	5.01
Total interest-earning assets	$2,045,095	$26,226	5.09%	$1,833,650	$21,256	4.60%

Noninterest-earning assets:
Cash and due from banks	24,350			23,085
Allowance for loan losses	(22,848)			(22,733)
Other assets	83,168			75,961
Total noninterest-earning assets	84,670			76,313
Total assets	$2,129,765			$1,909,963

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$269,486	$320	0.47%	$227,152	$247	0.43%
Total savings deposits	674,486	878	0.52	558,354	390	0.28
Total time deposits	310,842	600	0.77	345,811	659	0.76
Total interest-bearing deposits	1,254,814	1,798	0.57	1,131,317	1,296	0.45
Borrowed funds and subordinated debentures	108,135	688	2.53	56,322	235	1.65
Total interest-bearing liabilities	$1,362,949	$2,486	0.72%	$1,187,639	$1,531	0.51%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	516,898			514,518
Other liabilities	23,130			16,077
Total noninterest-bearing liabilities	540,028			530,595
Total shareholders' equity	226,788			191,729
Total liabilities and shareholders' equity	$2,129,765			$1,909,963

Net interest spread		$23,740	4.37%		$19,725	4.09%
Tax-equivalent basis adjustment		(2)			(2)
Net interest income		$23,738			$19,723
Net interest margin			4.61%			4.27%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTER TO DATE NET INTEREST MARGIN

September 30, 2022

	For the three months ended
(Dollar amounts in thousands, interest amounts and	September 30, 2022			June 30, 2022
interest rates/yields on a fully tax-equivalent basis)	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Interest-bearing deposits	$34,605	$168	1.92%	$101,430	$152	0.60%
FHLB stock	6,200	93	5.96	3,996	50	4.99
Securities:
Taxable	137,590	1,397	4.03	127,539	1,115	3.51
Tax-exempt	1,841	20	4.27	1,258	11	3.69
Total securities (A)	139,431	1,417	4.03	128,797	1,126	3.51
Loans:
SBA loans	65,941	1,083	6.52	63,804	926	5.82
SBA PPP loans	9,576	277	11.47	23,900	492	8.25
Commercial loans	1,069,917	14,017	5.20	1,006,183	12,414	4.95
Residential mortgage loans	504,787	5,912	4.65	449,963	4,982	4.44
Consumer loans	76,957	1,075	5.54	78,400	919	4.70
Residential construction loans	137,681	2,184	6.29	129,780	2,011	6.21
Total loans (B)	1,864,859	24,548	5.22	1,752,030	21,744	4.98
Total interest-earning assets	$2,045,095	$26,226	5.09%	$1,986,253	$23,072	4.66%

Noninterest-earning assets:
Cash and due from banks	24,350			24,041
Allowance for loan losses	(22,848)			(22,179)
Other assets	83,168			79,130
Total noninterest-earning assets	84,670			80,992
Total assets	$2,129,765			$2,067,245

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$269,486	$320	0.47%	$270,380	$198	0.29%
Total savings deposits	674,486	878	0.52	686,058	412	0.24
Total time deposits	310,842	600	0.77	278,206	419	0.60
Total interest-bearing deposits	1,254,814	1,798	0.57	1,234,644	1,029	0.33
Borrowed funds and subordinated debentures	108,135	688	2.53	59,090	285	1.94
Total interest-bearing liabilities	$1,362,949	$2,486	0.72%	$1,293,734	$1,314	0.41%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	516,898			532,496
Other liabilities	23,130			22,192
Total noninterest-bearing liabilities	540,028			554,688
Total shareholders' equity	226,788			218,823
Total liabilities and shareholders' equity	$2,129,765			$2,067,245

Net interest spread		$23,740	4.37%		$21,758	4.25%
Tax-equivalent basis adjustment		(2)			(1)
Net interest income		$23,738			$21,757
Net interest margin			4.61%			4.39%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

YEAR TO DATE NET INTEREST MARGIN

September 30, 2022

	For the nine months ended
(Dollar amounts in thousands, interest amounts and	September 30, 2022			September 30, 2021
interest rates/yields on a fully tax-equivalent basis)	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Interest-bearing deposits	$114,901	$416	0.48%	$116,563	$105	0.12%
FHLB stock	4,592	176	5.13	4,527	157	4.63
Securities:
Taxable	116,816	3,164	3.62	38,374	837	2.92
Tax-exempt	1,366	39	3.80	1,774	33	2.46
Total securities (A)	118,182	3,203	3.62	40,148	870	2.90
Loans:
SBA loans	64,438	2,933	6.08	51,446	2,423	6.30
SBA PPP loans	23,388	1,546	8.84	138,846	5,228	5.03
Commercial loans	1,009,122	37,928	5.03	871,163	32,490	4.99
Residential mortgage loans	456,354	15,284	4.48	435,694	14,640	4.49
Consumer loans	78,108	2,914	4.99	63,872	2,274	4.76
Residential construction loans	130,205	6,018	6.18	96,491	4,330	6.00
Total loans (B)	1,761,615	66,623	5.06	1,657,512	61,385	4.95
Total interest-earning assets	$1,999,290	$70,418	4.71%	$1,818,750	$62,517	4.60%

Noninterest-earning assets:
Cash and due from banks	24,026			23,456
Allowance for loan losses	(22,454)			(23,026)
Other assets	80,656			75,856
Total noninterest-earning assets	82,228			76,286
Total assets	$2,081,518			$1,895,036

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$263,139	$682	0.35%	$218,539	$863	0.53%
Total savings deposits	687,177	1,635	0.32	515,065	1,241	0.32
Total time deposits	292,484	1,499	0.69	401,839	3,293	1.10
Total interest-bearing deposits	1,242,800	3,816	0.41	1,135,443	5,397	0.64
Borrowed funds and subordinated debentures	72,724	1,199	2.21	74,882	922	1.65
Total interest-bearing liabilities	$1,315,524	$5,015	0.51%	$1,210,325	$6,319	0.70%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	525,405			484,284
Other liabilities	22,186			16,069
Total noninterest-bearing liabilities	547,591			500,353
Total shareholders' equity	218,403			184,358
Total liabilities and shareholders' equity	$2,081,518			$1,895,036

Net interest spread		$65,403	4.20%		$56,198	3.90%
Tax-equivalent basis adjustment		(5)			(7)
Net interest income		$65,398			$56,191
Net interest margin			4.37%			4.13%

(A)	Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductible portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.
(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.

QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES

September 30, 2022

Amounts in thousands, except percentages	September 30, 2022	June 30, 2022	March 31, 2022	Dec. 31 2021	September 30, 2021
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$22,858	$22,168	$22,302	$22,537	$22,801
Provision (benefit) for loan losses charged to expense	1,517	1,188	(178)	(319)	-
	24,375	23,356	22,124	22,218	22,801
Less: Chargeoffs
SBA loans	-	-	-	-	145
Commercial loans	501	501	-	-	158
Residential mortgage loans	-	-	-	-	-
Consumer loans	50	40	6	-	3
Residential construction loans	-	-	-	-	-
Total chargeoffs	551	541	6	-	306
Add: Recoveries
SBA loans	5	6	22	52	-
Commercial loans	23	32	28	32	-
Residential mortgage loans	-	1	-	-	42
Consumer loans	9	4	-	-	-
Residential construction loans	-	-	-	-	-
Total recoveries	37	43	50	84	42
Net (chargeoffs)/recoveries	(514)	(498)	44	84	(264)
Balance, end of period	$23,861	$22,858	$22,168	$22,302	$22,537

LOAN QUALITY INFORMATION:

Nonperforming loans:
SBA loans	$1,491	$604	$537	$510	$660
Commercial loans	1,147	1,717	2,292	2,581	2,878
Residential mortgage loans	3,404	2,668	2,999	3,262	2,626
Consumer loans	-	-	200	210	-
Residential construction loans	1,991	2,691	3,273	3,122	2,637
Total nonperforming loans	8,033	7,680	9,301	9,686	8,801
OREO	-	-	-	-	-
Nonperforming assets	8,033	7,680	9,301	9,686	8,801

Loans 90 days past due & still accruing	$-	$43	$488	$-	$2,265

Performing Troubled Debt Restructurings (TDRs)	$1,860	$1,885	$1,917	$1,046	$1,057

Allowance for loan losses to:
Total loans at quarter end	1.23%	1.27%	1.30%	1.35%	1.35
Total nonperforming loans	297.04	297.63	238.34	230.25	256.07

UNITY BANCORP, INC.

QUARTERLY FINANCIAL DATA

September 30, 2022

(In thousands, except percentages and per share amounts)	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
SUMMARY OF INCOME:
Total interest income	$26,224	$23,071	$21,119	$22,271	$21,254
Total interest expense	2,486	1,314	1,215	1,422	1,531
Net interest income	23,738	21,757	19,904	20,849	19,723
Provision (benefit) for loan losses	1,517	1,188	(178)	(319)	-
Net interest income after provision for loan losses	22,221	20,569	20,082	21,168	19,723
Total noninterest income	1,110	2,749	2,239	2,624	2,809
Total noninterest expense	10,064	10,711	10,410	10,660	9,860
Income before provision for income taxes	13,267	12,607	11,911	13,132	12,672
Provision for income taxes	3,325	3,156	2,803	3,386	3,213
Net income	$9,942	$9,451	$9,108	$9,746	$9,459

Net income per common share - Basic	$0.94	$0.90	$0.87	$0.94	$0.91
Net income per common share - Diluted	0.93	0.88	0.85	0.92	0.90

COMMON SHARE DATA:
Market price per share	$25.11	$26.48	$27.98	$26.25	$23.40
Dividends paid	0.11	0.11	0.10	0.10	0.09
Book value per common share	21.86	21.01	20.48	19.80	18.94

Weighted average common shares outstanding - Basic	10,522	10,504	10,446	10,376	10,372
Weighted average common shares outstanding - Diluted	10,714	10,706	10,664	10,555	10,507
Issued common shares	11,236	11,214	11,196	11,094	11,063
Outstanding common shares	10,533	10,511	10,493	10,391	10,363
Treasury shares	703	703	703	703	700

PERFORMANCE RATIOS (Annualized):
Return on average assets	1.85%	1.83%	1.80%	1.90%	1.96%
Return on average equity	17.39	17.32	17.64	19.23	19.57
Efficiency ratio	39.59	42.84	45.86	45.55	44.15
Noninterest expense to average assets	1.87	2.08	2.06	2.08	2.05

BALANCE SHEET DATA:
Total assets	$2,339,537	$2,117,156	$2,067,692	$2,033,713	$1,991,115
Total deposits	1,796,597	1,697,967	1,771,168	1,758,881	1,706,185
Total loans	1,942,414	1,801,593	1,701,384	1,649,448	1,664,891
Total securities	136,871	139,835	116,254	79,322	49,807
Total shareholders' equity	230,234	220,789	214,928	205,729	196,267
Allowance for loan losses	23,861	22,858	22,168	22,302	22,537

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	5.09%	4.66%	4.36%	4.53%	4.60%
Interest-bearing liabilities	0.72	0.41	0.38	0.44	0.51
Net interest spread	4.37	4.25	3.98	4.10	4.09
Net interest margin	4.61	4.39	4.11	4.24	4.27

CREDIT QUALITY:
Nonperforming assets	$8,033	$7,680	$9,301	$9,686	$8,802
QTD net (chargeoffs)/recoveries to QTD average loans	(0.11)%	(0.11)%	0.01%	0.02%	(0.06)%
Allowance for loan losses to total loans	1.23	1.27	1.30	1.35	1.35
Nonperforming loans to total loans	0.41	0.43	0.55	0.59	0.53
Nonperforming assets to total assets	0.34	0.36	0.45	0.48	0.44

CAPITAL RATIOS AND OTHER:
Total equity to total assets	9.84%	10.43%	10.39%	10.12%	9.86%
Community bank leverage ratio	10.85	11.20	10.87	10.51	10.70

Number of banking offices	18	19	19	19	19
Number of ATMs	19	20	20	20	20
Number of employees	222	213	209	211	208